Virtus KAR Mid-Cap Core Fund, Virtus KAR Mid-Cap Growth Fund,

Virtus KAR Small-Cap Growth Fund, Virtus KAR Small-Cap Value Fund,

Virtus KAR Small-Mid Cap Core Fund, (collectively, the “Funds”),

each a series of Virtus Equity Trust (the “Trust”)

Supplement dated December 16, 2025 to the Summary Prospectuses and Virtus Equity Trust
Statutory Prospectus (collectively, the “Prospectuses”) and to the Statement of Additional Information (“SAI”), each dated January 28, 2025, as supplemented

Important Notice to Investors

On September 23, 2025, the Trust notified shareholders by supplement that Class C Shares of the Funds would no longer be available for purchase as of January 21, 2026 by new or existing shareholders, except by existing shareholders through Qualifying Transactions (as defined in that supplement).

The Trust has since decided to continue offering Class C Shares of the Funds for sale to new and existing shareholders until further notice.

In addition, dividends and/or capital gain distributions may continue to be reinvested in Class C Shares of the Funds, and shareholders of Virtus Mutual Funds may continue to exchange their Class C Shares of a Virtus Mutual Fund for Class C Shares of the Funds, as permitted by existing exchange privileges.

Accordingly, the Trust’s supplement dated September 23, 2025, is hereby rescinded solely with respect to the Funds listed herein.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VET 8019/Class C Revision (12/2025)